SCHWAB STRATEGIC TRUST
Schwab® Core Bond ETF (the fund)
Supplement dated August 20, 2025, to the fund’s currently effective
Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and SAI and should be read in conjunction with these documents.
Effective August 20, 2025, the reference to John Majoros noted below, in the fund’s Statutory Prospectus is hereby deleted and replaced in its entirety. Additionally, effective August 20, 2025, Jason D. Diefenthaler is added as a portfolio manager. Accordingly, the following changes are made to the fund’s Statutory Prospectus and SAI:
1.
Statutory Prospectus – Under the “Portfolio Managers” section: The reference to Jason D. Diefenthaler is added:

Jason D. Diefenthaler, Managing Director and Head of Active Taxable and Municipal Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2025.
2.
Statutory Prospectus – Under the “ Fund Management” section: The reference to Jason D. Diefenthaler is added:

Jason D. Diefenthaler, Head of Active Taxable and Municipal Strategies for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. In this role, he is responsible for developing, managing, and implementing Schwab Asset Management’s active taxable and tax-exempt fixed income investment strategies, including separately managed accounts, actively managed mutual funds, and ETFs. Mr. Diefenthaler also leads the portfolio management team for the Wasmer Schroeder® Strategies and is responsible for day-to-day co-management of active fixed income Schwab Funds and Schwab ETFs. Prior to that, he was the director of tax-exempt portfolio management at Wasmer Schroeder & Company, LLC (Schwab Asset Management became the investment adviser for the Wasmer Schroeder Strategies in 2020). He oversaw all tax-exempt strategies and the management of the Wasmer Schroeder High Yield Municipal Fund, which subsequently reorganized into the Schwab Opportunistic Municipal Bond Fund. Mr. Diefenthaler began his career with Wasmer Schroeder in 2000 as a credit analyst before becoming a portfolio manager.
3.
Statutory Prospectus – Under the “ Fund Management” section: The reference to John Majoros is deleted and replaced in its entirety with the following:

John Majoros, Senior Portfolio Manager for Schwab Asset Management supporting the Wasmer Schroeder® Strategies. Previously, Mr. Majoros was a managing director and the director of taxable bond portfolio management at Wasmer Schroeder & Company, LLC (Schwab Asset Management became the investment adviser for Wasmer Schroeder Strategies in 2020), where he oversaw all of the firm’s taxable strategies. Prior to Wasmer Schroeder, he was a principal of GLC Capital Management LLC (GLC) when Wasmer Schroeder decided to invest in GLC. The two firms merged in January 2008. Before GLC, Mr. Majoros served as first vice president of McDonald & Company Securities, Inc., responsible for advising large institutional U.S. and international clients on the purchase and sale of corporate, government, and mortgage-backed securities. Before McDonald & Company, he was in institutional fixed income sales for the Smith Barney unit of Travelers Corporation, now Citigroup Global Markets. At Smith Barney, Mr. Majoros specialized in covering total return-oriented accounts, and also served as a financial analyst in the Office of the Chairman of Smith Barney.
4.
SAI – Under “Other Accounts.” in the “PORTFOLIO MANAGERS” section: The following is added:

	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jason D. Diefenthaler(1)	4	$3,185,552,204	0	$0	36,128	$32,770,793,630
(1)
The information is provided as of July 31, 2025.

5.
SAI – Under “Ownership of Fund Shares.” in the “PORTFOLIO MANAGERS” section: The following is appended to the paragraph:

As of July 31, 2025, Jason Diefenthaler did not beneficially own any of the fund’s shares.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG128522-00 (08/25)
00317154